Exhibit 10.16.22+
HERE CONFIDENTIAL

SEVENTEENTH AMENDMENT TO THE DATA LICENSE AGREEMENT
This Seventeenth Amendment (“Seventeenth Amendment”) to the Data License Agreement (“Agreement”), dated December 1, 2002, as amended, and Territory License No. 8, dated December 8, 2011 (“TL 8”) between HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (formerly Navigation Technologies Corporation) (“HERE”) and Telenav, Inc. (referred to herein as “Client” or “LICENSEE”), is made and entered into between Client, on the one hand, and HERE as of the date of last signature below (“Seventeenth Amendment Effective Date”). Capitalized terms not otherwise defined in the body of this Seventeenth Amendment shall have the meanings set forth in the Agreement or TL 8.
WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement with this Seventeenth Amendment as follows:

1.	Amendment Term. The term of this Seventeenth Amendment (“Seventeenth Amendment Term”) shall continue for a period of nine (9) months.

2.	[*****] and [*****] Rights. Section VII of TL 8 is hereby amended to add the following Section VII(E):

E.    [*****] and [*****] Rights.

For purposes of this Seventeenth Amendment and for the duration of the Seventeenth Amendment Term, HERE hereby grants Client a non-exclusive, non-transferable, non-sublicensable (except as provided herein), restricted right to (i) [*****] (as defined below) and related [*****] solely in its [*****] for possible [*****] from HERE; (ii) [*****] that use the [*****] for [*****] (the “[*****]”); (iii) distribute such [*****] to [*****]for [*****] purposes; (iv) [*****] the [*****] to [*****] for [*****]only to enable [*****] to use such applications for its [*****] purposes; and (v) [*****] the [*****] to [*****]. “[*****]” means the following [*****] not currently licensed to Client under the Agreement:

•	[*****]

•	[*****]

Except as otherwise provided herein, Client agrees not to (A) disclose or distribute such [*****] to any third parties, or (B) [*****] the [*****] or any products utilizing such [*****] without first procuring appropriate rights for such [*****] by entering into a definitive written agreement with HERE for the use of such HERE Materials in such products. For sake of clarity, the license rights granted under [*****] do not apply to the rights under this Section VII(E).

3.	The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.

IN WITNESS WHEREOF, the parties have caused this Seventeenth Amendment to be executed by their authorized representatives.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17th Amendment to the DLA [6-26-13 lee]    Page 1 of 2

Exhibit 10.16.22+
HERE CONFIDENTIAL

HERE NORTH AMERICA, LLC By: /s/ Stephen W. Kelley Name: Stephen W. Kelley Title: Director, Legal and Intellectual Property Date: 6/27/2013	TELENAV, INC. By: /s/ Loren Hillberg Name: Loren Hillberg Title: General Counsel Date: 6/26/2013

HERE NORTH AMERICA, LLC By: /s/ Greg Dresher Name: Greg Dresher Title: Senior Legal Counsel Date: 6/27/2013

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17th Amendment to the DLA [6-26-13 lee]    Page 2 of 2